UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

Builders FirstSource, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569
(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2016, the Board of Directors of the Company (the “Board”) accepted the resignations of David Barr and Michael Graff from the Board. Messrs. Barr and Graff are affiliated with Warburg Pincus Private Equity IX, L.P. (“Warburg Pincus”), and their respective resignations were tendered in connection with Warburg Pincus divesting its remaining interest in the Company in May. Neither resignation resulted from a disagreement with the Company, the Board, or the Company’s independent accountants regarding its operations, policies, or practices.

Item 8.01	Other Events

In connection with the resignations of Messrs. Barr and Graff from the Board, the Board reduced the number of directors comprising the Board from ten to eight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Donald F. McAleenan
Donald F. McAleenan
Senior Vice President, General Counsel, and Secretary

Dated: July 28, 2016